SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 25, 2009
                        (Date of earliest event reported)


                             HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                       0-5411                   23-2413500
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(State or other                 (Commission               (IRS Employer
 jurisdiction of                File Number)              Identification
 incorporation)                                              Number)


101 North Pointe Boulevard, Lancaster, Pennsylvania        17601-4133
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Address of principal executive offices)                    (Zip Code)



Registrant's telephone number including area code        (717) 735-8117
                                                         --------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c)
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Item 2.04  Triggering  Events that  Accelerate  or  Increase a Direct  Financial
           Obligation or an Obligation under an Off-Balance Sheet Arrangement.

       (a)(1) On June 25, 2009, a Special Committee of the Board of Directors authorized an accelerated payment to Lee N. Blatt under the terms of his agreement with the Company dated September 27, 2006 (the "Agreement").

          (2) The event which caused acceleration was a change in control of the Company as defined in the Agreement as the ownership of 20% or more of the outstanding voting securities of the Company.

          (3) The triggering event caused the acceleration of $3,361,528 otherwise payable over the next 34 months so that the full amount became immediately payable. Of this amount $3,054,757 has previously been expensed by the Company so that the only amount currently to be expensed is $306,771 representing the imputed interest.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             HERLEY INDUSTRIES, INC.


                            By: /s/ Myron Levy
                                ----------------------------------------
                                    Myron Levy
                                    Chairman and Chief Executive Officer

Dated:   July 1, 2009